EX 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER UNDER

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, GREGORY GALANIS, CERTIFY THAT:

   1. I have reviewed  this quarterly report  on Form 10-Q  of  Sweet Spot Games, Inc.;

   2. Based on my knowledge,  this quarterly report does not contain any untrue statement of a material fact or omit to state a  material  fact necessary to  make  the statements made, in light of the circumstances under  which such statements  were  made,  not  misleading  with respect to the period covered by this quarterly report;

   3. Based  on  my knowledge, the financial statements,  and  other  financial information  included  in  this  quarterly report,  fairly present in all material respects the financial condition, results of operations and cash flows  of  the  registrant  as of, and for, the periods presented in this quarterly report.

   4. The  small  business  issuer's other  certifying  officer(s)  and  I  are responsible for establishing  and  maintaining  disclosure  controls  and procedures  (as  defined in Exchange Act Rules and maintaining disclosure

      controls   and   procedures    (as    defined   in  Exchange   Act  Rules

      13a-15(e) and 15d-15(e) and  internal control  over  financial  reporting

      (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for  the  small business issuer and have:

        (a)Designed  such disclosure controls and procedures,  or  caused  such

           disclosure   controls  and  procedures  to  be  designed  under  our

           supervision, to  ensure  that  material  information relating to the small business issuer, including its consolidated  subsidiaries,  is made  known  to  us  by  others  within those entities, particularly during the period in which this report is being prepared;

        (b)Designed such internal control over  financial  reporting, or caused such internal control over financial reporting to  be designed under our  supervision,  to  provide  reasonable  assurance regarding  the reliability of financial reporting and the preparation  of financial statements  for  external  purposes  in  accordance  with  generally accepted accounting principles;

        (c)Evaluated   the   effectiveness   of  the  small  business  issuer's

           disclosure controls and procedures  and presented in this report our conclusions about the effectiveness of  the  disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

        (d)Disclosed in this report any change in the small  business  issuer's internal  control over financial reporting that occurred during  the

           small  business   issuer's  most  recent  fiscal  quarter  that  has

           materially affected,  or  is reasonably likely to materially affect,

           the  small  business   issuer's  internal  control  over   financial

           reporting; and

 5.   The  small  business  issuer's  other  certifying  officer(s)  and I have disclosed,  based on our most recent evaluation of internal control  over financial reporting,  to  the  small  business  issuer's auditors and the audit  committee of the small business issuer's board  of  directors  (or persons performing the equivalent functions):

        (a)All  significant  deficiencies and material weaknesses in the design or operation of internal  control over financial reporting which are reasonably likely to adversely  affect  the  small  business issuers

           ability   to   record,   process,  summarize  and  report  financial

           information; and

        (b)Any fraud, whether or not  material,  that  involves  management  or other  employees  who  have a significant role in the small business issuer's internal control over financial reporting.

Name & Title

Date

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/s/  GREGORY GALANIS

 November 11, 2010

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Chief Executive Officer

(Principal Executive Officer),

President, and Director